                         NOTICE OF GUARANTEED DELIVERY

                           OFFER FOR ALL OUTSTANDING

      PRIVATELY PLACED 9 1/2% SERIES A SENIOR SUBORDINATED NOTES DUE 2007

                                IN EXCHANGE FOR

              9 1/2% SERIES B SENIOR SUBORDINATED NOTES DUE 2007

                                      OF

                       SALEM COMMUNICATIONS CORPORATION

  Registered holders of privately placed 9 1/2% Series A Senior Subordinated Notes Due 2007 (the "Old Notes") who wish to tender their Old Notes in exchange for a like principal amount of 9 1/2% Series B Senior Subordinated Notes Due 2007 (the "Notes") and (i) whose Old Notes are not immediately available, or (ii) who cannot deliver their Old Notes and Letter of Transmittal or any other documents required by the Letter of Transmittal to The Bank of New York, as exchange agent (the "Exchange Agent") on or prior to the Expiration Date, or (iii) who cannot complete the procedures for delivery by book-entry transfer on a timely basis must use this Notice of Guaranteed Delivery or one substantially equivalent hereto. This Notice of Guaranteed Delivery may be delivered by hand or sent by facsimile transmission or mail to the Exchange Agent. See "THE EXCHANGE OFFER--Procedures for Tendering" in the Prospectus.

                      THE EXCHANGE AGENT FOR THE OFFER IS

                             THE BANK OF NEW YORK

              By Hand Delivery                          By Mail or Overnight Express
                                                    (Insured or registered recommended):
            THE BANK OF NEW YORK                            THE BANK OF NEW YORK
        101 BARCLAY STREET - FLOOR 7E                  101 BARCLAY STREET - FLOOR 7E
       CORPORATE TRUST SERVICES WINDOW                    NEW YORK, NEW YORK 10286
                GROUND LEVEL                          ATTN: REORGANIZATION DEPARTMENT
          NEW YORK, NEW YORK 10286
       ATTN: REORGANIZATION DEPARTMENT
                By Facsimile:                                  By Telephone:
               (212) 815-6339                                 (212) 815-[TBD]

  DELIVERY OF THIS NOTICE OF GUARANTEED DELIVERY TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE OR TRANSMISSION OF INSTRUCTIONS VIA A FACSIMILE TRANSMISSION TO A NUMBER OTHER THAN AS SET FORTH ABOVE WILL NOT CONSTITUTE A VALID DELIVERY.

  THIS NOTICE OF GUARANTEED DELIVERY IS NOT TO BE USED TO GUARANTEE SIGNATURES. IF A SIGNATURE ON A LETTER OF TRANSMITTAL IS REQUIRED TO BE GUARANTEED BY AN ELIGIBLE INSTITUTION UNDER THE INSTRUCTIONS THERETO, SUCH SIGNATURE GUARANTEE MUST APPEAR IN THE APPLICABLE SPACE PROVIDED ON THE LETTER OF TRANSMITTAL FOR GUARANTEE OF SIGNATURES.

 Ladies and Gentlemen:

   The undersigned hereby tenders the principal amount of Old Notes indicated below, upon the terms and subject to the conditions contained in the Registration Statement on Form S-4 filed by Salem Communications Corporation, a California corporation, and its subsidiaries identified therein as Other Registrants with the Securities and Exchange Commission (the "Registration Statement") and the accompanying Prospectus dated
           , 1998 included therein (the "Prospectus"), receipt of which is hereby acknowledged.

                       DESCRIPTION OF SECURITIES TENDERED

      NAME AND ADDRESS OF
   REGISTERED HOLDER AS IT      CERTIFICATE NUMBER(S)      PRINCIPAL AMOUNT OF
   APPEARS ON THE OLD NOTES   OF OLD NOTES TRANSMITTED    OLD NOTES TRANSMITTED
  -------------------------- -------------------------- --------------------------

  __________________________ __________________________ __________________________

  __________________________ __________________________ __________________________

  __________________________ __________________________ __________________________

  __________________________ __________________________ __________________________

  __________________________ __________________________ __________________________

                   THE FOLLOWING GUARANTEE MUST BE COMPLETED
                                   GUARANTEE
                    (NOT TO BE USED FOR SIGNATURE GUARANTEE)

   The undersigned, a firm that is a member of a registered national securities exchange or a member of the National Association of Securities Dealers, Inc. or a commercial bank or trust company having an office, branch, agency or correspondent in the United States, which is a member of a recognized Medallion Signature Program approved by the Securities Transfer Association, Inc., hereby guarantees to deliver to the Exchange Agent at one of its addresses set forth above, either the Old Notes tendered hereby in proper form for transfer, or confirmation of the book-entry transfer of such Old Notes to the Exchange Agent's account at The Depository Trust Company pursuant to the procedures for book-entry transfer set forth in the Prospectus, in either case together with a properly completed and duly executed Letter of Transmittal (or facsimile thereof), with any required signature guarantees, and any other documents required by the Letter of Transmittal within five New York Stock Exchange, Inc. trading days after the date of execution of this Notice of Guaranteed Delivery.
 Name of Firm: _____________________________________________________________

 ___________________________________________________________________________
                             (AUTHORIZED SIGNATURE)

 Address: __________________________________________________________________
                                                                   (ZIP CODE)

 Area Code and Telephone Number: ___________________________________________

 Name: _____________________________________________________________________
                             (PLEASE TYPE OR PRINT)

 Title: ____________________________________________________________________

 Date: , 1998

   If Old Notes will be tendered by book-entry transfer, provide the following information:

 DTC Account Number:

 Date:

 NOTE:DO NOT SEND OLD NOTES WITH THIS NOTICE OF GUARANTEED DELIVERY. OLD
       NOTES SHOULD BE SENT WITH YOUR LETTER OF TRANSMITTAL.

                                       3